INVENTORY	12 Months Ended
Dec. 31, 2023
Notes and other explanatory information [abstract]
INVENTORY

19.	INVENTORY

	2023	2022

Finished goods	2,990.3	4,094.0
Work in progress	826.5	845.7
Raw materials and consumables	4,599.9	6,798.3
Spare parts and others	806.9	986.9
Prepayments	537.9	358.3
Impairment losses	(142.5)	(160.2)
	9,619.0	12,923.0

The changes in impairment losses on inventory, are as follows:

	2023	2022
Beginning balance	(160.2)	(157.8)
Effects of movements in foreign exchange in the balance sheet	12.9	17.8
Provisions	(262.9)	(305.8)
Write-off	267.7	285.6
Final balance	(142.5)	(160.2)

Accounting policies

Inventory is initially recorded at the acquisition cost and subsequent valued at the lower of their cost and net realizable value. Cost includes expenditure incurred to acquire the inventory, non-recoverable taxes, and the costs to bring it to the location and condition required for use. The weighted average method is used to determine the cost of inventory.

The cost of finished products and work in progress includes raw materials, other production materials, direct labor, other direct costs, gains and losses on derivative financial instruments, and an allocation of fixed and variable overheads based on the normal operating capacity. Fixed costs not allocated or idle costs not held in inventory, are recognized directly in the income statement, as determined by IAS 2- Inventories

.

The net realizable value is the estimated selling price in the ordinary course of business, less the costs of bringing the inventory to the condition required for sale, and the selling costs. The calculation of the net realizable value takes into consideration the specific characteristics of each category of inventory, such as the expiry date, the remaining shelf life, and any indicators of slow-moving inventory, amongst others.

Provisions for impairment losses are constituted, when necessary, in compliance with write-offs, slow moving and obsolete inventory of Company’s policies.